Cascade Bancorp: CACB

Sandler O’Neill + Partners, L.P.
West Coast Financial Services Conference
March 2008

Patricia L. Moss, CEO
March 2008

Forward Looking Statements

This presentation contains forward-looking statements, which are not historical facts and pertain to our future operating results. These statements include, but are not limited to, our plans, objectives, expectations and intentions and are not statements of historical fact. When used in this report, the word "expects," "believes," "anticipates" and other similar expressions are intended to identify forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Specific risks and uncertainties include, but are not limited to, general business and economic conditions, changes in interest rates including timing or relative degree of change, and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business conditions, strategies and decisions, and such assumptions are subject to change.

Results may differ materially from the results discussed due to changes in business and economic conditions that negatively affect credit quality, which may be exacerbated by our concentration of operations in the States of Oregon and Idaho generally, including the Oregon communities of Central Oregon, Northwest Oregon, Southern Oregon, and the Idaho communities in Ada, Canyon and Payette counties, specifically. Likewise, competition or changes in interest rates could negatively affect the net interest margin, as could other factors listed from time to time in the Company’s Securities and Exchange Commission (SEC) reports. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publish revised forward-looking statements to reflect the occurrence of unanticipated events or circumstances after the date hereof.

March 2008

BANK OF THE
CASCADES
PORTLAND
BUSINESS BANKING CENTER
SALEM
4 BRANCHES
OREGON
BEND
BOISE
MEDFORD/ASHLAND
GRANTS PASS
6 BRANCHES
IDAHO

CASCADE BANCORP

Cascade Bancorp Profile

•  Banking Northwest Growth Markets

•  Footprint Growing 90th Percentile in Nation

  NASDAQ:  CACB

  $2.4 Billion Assets

  28.0 million Shares Outstanding

  FHC for Bank of the Cascades

  Public Offering 1994; Original Charter 1976

March 2008

Cascade
Horizon Financial Corp.
Columbia Bancorp
Washington Banking Co.
West Coast Bancorp
Heritage Financial Corp.
PremierWest Bancorp
Frontier Financial Corp.
Umpqua Holdings Corp.
Cascade Financial Corp.
CityBank
Sterling Financial Corp.
AmericanWest Bancorp
Banner Corp.
Columbia Banking System
Pacific Continental Corp.
Cowlitz Bancorp

CASCADE
BANCORP

3.0%

2.5%

2.0%

1.5%

1.0%

0.5%

Cascade

(1)

Deposit - Weighted Population CAGR 2005-2010. All public banks nationally ex M&A targets; assets $2B - $10B, franchise footprint population growth by

MSA weighted by franchise deposits; Source SNL Financial LC / ESRI

(2)

All publicly traded banks in ID, WA and OR

Top Tier Markets

Average Northwest CAGR 1.4%

Average National CAGR 1.2%

Growth Market Footprint

Top 10 in the Nation(1)

#1 in Northwest(2)

March 2008

Top Tier Deposit Franchise

Non-Interest

Checking

26%

Time

15%

Interest

Bearing

Demand/Sav

59%

At December 31, 2007

March 2008

CREDIT UPDATE:
Real Estate Exposure

Real Estate Concentration

No Exposure to Sub-Prime/Alt-A Related Issues

Challenge in Residential Land Development Portfolio

Mitigating Credit Quality Risk

Strong NW Economy

In-Migration Markets

Strong Reserve for Credit Losses

$37 Million or 1.81% of Loans

Strong Capital

11.27% Total Risk-Based Capital

Positioned to Maximize Returns as Emerge from Down-cycle

March 2008

CREDIT:
Portfolio Profile

C&I

31%

Cml. Constr.

12%

Res. Constr.

6%

Cons. & Other

6%

CRE

30%

Res.

Development

15%

Reflects Cascade’s Growth Markets

Distribution by Loan Type

December 31, 2007

March 2008

CRE:
Residential Land Development
Portfolio

46% Oregon

54% Idaho

15%

$312M

Total Land
Development

1%

$21M

Spec Lots

9%

$184M

Development

5%

$107M

Raw Land

% Gross Loans

Amount

Category

December 31, 2007

March 2008

[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]

CASCADE BANCORP

CREDIT:
Residential Land Development
& Construction Portfolios

March 2008

Geographic Distribution

(% Total Loans)

12%

6%

15%

% Total Loans

2%

2%

8%

Idaho

3%

3%

5%

Central OR

NW & Southern Oregon

7%

1%

2%

Commercial
Construction

Residential
Construction

Land
Development

December 31, 2007

CREDIT RISK MANAGEMENT:
Residential Land Development
& Construction Portfolios

             Ongoing & Active Portfolio Management:

             Monthly Inspections

Draw Tracking

Monitor Absorption and Pricing

Re-calculate DCF

Early Warning / Identification

             Establish Obligor Plan of Action

Early Access to Secondary Sources

March 2008

CREDIT RISK MANAGEMENT:
Financial Strength and Quality Metrics

  Despite Nil EPS in Q4

1.28%
(ROA)

$30.0

Net Income

  Real Estate Stress Related

0.46%

$9.1

Net Charge-Offs

  Land Development

2.73%

$55.7

Non-performing Assets

  Solid Capital Reserve

2.06%

$42.1*

Risk-Based Capital

> Well Capitalized

  Reflects RE uncertainty

  Land Development Stress

  Increased “Unallocated”

1.81%

$37.0

Reserve for Credit Losses

Comment

% Loans

$ Millions

At Year End 2007

*Tax-effected

March 2008

4.00%

4.50%

5.00%

5.50%

6.00%

6.50%

Q1

04

Q2

04

Q3

04

Q4

04

Q1

05

Q2

05

Q3

05

Q4

05

Q1

06

Q2

06

Q3

06

Q4

06

Q1

07

Q2

07

Q3

07

Q4

07

NIM

0%

10%

20%

30%

40%

50%

% Non-Int DDA

% Non Interest Bearing

CACB Margin

Declining RE-related
Core Deposits

Net-Interest Margin

Q2 06 = First Quarter with acquisition of F&M

March 2008

8.06%

18.83%

ROE – Tangible

1.39%

1.81%

Reserve for Credit Losses

56.9%

48.2%

Efficiency

4.48%

5.23%

NIM

5.22%

10.92%

ROE – Book

.56%

1.28%

ROA

PEER*

CACB

Financial Performance

Peer: 15 High performing community banks in the west.

Consistently Outperforming Peers

2007

March 2008

Cascade Bancorp
Historic Premium Valuation

CACB vs. Peer Median

-0.6%

5.9%

11.7%

15.4%

15.9%

-16.4%

-7.0%

-14.9%

-5x

-4x

-3x

-2x

-1x

x

1x

2x

3x

4x

5x

01

02

03

04

05

06

07

08E

09E

-25.0%

-15.0%

-5.0%

5.0%

15.0%

25.0%

CACB
Multiple
Difference

CACB
Valuation
Differential

Source: SNL

March 2008

Cascade Bancorp
Historic Premium Valuation

16.6x

18.7x

2001-2006 Avg.
Trailing PE

Peer

CACB

1.5x

1.7x

Price/Tangible
Book

1.0x

1.1x

Price/Book

10.5x

9.5x

Price/LTM

Trading at Discount to Peers March 2008

March 2008

Financially Strong In Challenging Market

$30 million 2007 Net Income

$37 million Reserve For Credit Losses

$161 million Tangible Capital

11.27% Total Risk-Based Capital

Top Growth Market Footprint

Top Core Deposit Franchise

Compelling Core Holding

A High Performance Franchise

March 2008

                              Cascade Bancorp: CACB

Thank You.
Additional Information:
                                Patricia L. Moss, CEO
                                Gregory Newton, CFO

1100 NW Wall Street, Bend, Oregon 97701   •   541.385.6205  •  www.botc.com

March 2008